UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2012

Monster Offers

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53266

Nevada	26-1548306
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

P.O. Box 1092, Bonsall, CA	92003
(Address of principal executive offices)	(Zip Code)

(760) 208-4905

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure.

On April 3, 2012, Monster Offers (the "Company") issued a press release announcing that its Board of Directors approved a stock repurchase plan providing for the repurchase of up to ten million shares of the Company’s common stock over the next three months. A copy of the press release issued by the Company announcing the stock repurchase program is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information contained in this current Item 7.01 and in the accompanying exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(d) Exhibits:

Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
99.1	Press Release by Monster Offers dated April 3, 2012	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Monster Offers

April 3, 2012	By:	Paul Gain
Name: Paul Gain
Title: Chairman and CEO